                                ARENA FOOTBALL LEAGUE
                               LICENSING PROGRAM UPDATE
                                   NOVEMBER 4, 1996








                          BRIAN P. HAKAN & ASSOCIATES, INC.
                   10800 Faerly, Suite 310, Overland Park, KS 66210
                           913-327-7900  Fax: 913-327-7979
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                                ARENA FOOTBALL LEAGUE
                               LICENSING PROGRAM UPDATE
                                   NOVEMBER 4, 1996


                                      LICENSEES

We currently have 24 National Licensees and 11 Regional Licensees.

                                   RETAIL EXPOSURE

This year we a number of regional and national stores that carried AFL licensed products. National Retailers that carried Arena Football League team merchandise this season were:
                                       Dillards
                                       Fan Fair
                                      JC Penney
                                       K-Mart
                                      Pro Image
                                       Sportfan

We are working toward setting up Headquarters Store relationships in at least six AFL markets for the 1997 season. Our success with these Headquarters Stores will be determined by the support we receive from the retailers, licensees and Arena Football League office and member teams.

Part of our plans include supporting the retail program with hangtags, stickers and point-of-purchase(P.O.P.) signs designating the products as "Arena Football League officially licensed products."

We plan to product and distribute an Arena Football League direct-to-consumer catalog. Distribution plans include season ticket holders, database of AFL fans and AFL on-line.


                          BRIAN P. HAKAN & ASSOCIATES. INC.
                   10800 FARLEY, SUITE 310, OVERLAND PARK, KS 66210
                           913-327-7900) Fax: 913-327-7979

                                      TRADE SHOW
                                       EXPOSURE

We have exhibited and promoted the, Arena Football League at the following trade shows this year:

The SGMA (Sporting Goods Manufacturer Association) SUPER SHOW in February in Atlanta-we presented the Arena Football League and its member teams to the entire sporting goods industry. Right now we are finalizing a meeting of AFL licensees and teams during the 1997 Super Show in preparation for the 1997 season.

THE LICENSING SHOW in New York-this is the International Licensing Industry Merchandisers Association (LIMA) show the only show of its kind where manufacturers walk the show "shopping for licenses". This year there were over 12,000 manufacturers who attended this show.

NSGA (National Sporting Goods Association) in Chicago-because of our relationships on the Licensed Products Show Committee and Exhibitors Advisory Board we were able to get an overhead banner with the Arena Football League logo displayed with all the other major league sports.

Please note: the booth we use for these trade shows was purchased and paid for by ABC Sports and the International Hockey League. The AFL gets the benefit of the exposure while only paying for the rental space, freight to ship the booth, electrical etc.

                                      PER CAPITA
                                      REPORTING

We implemented a per capita sales reporting system for the league this year. The league wide average (based upon reports submitted by the merchandise coordinators from each team) are as follows:

          Gross Merchandise Sales                      Per Capita
          -----------------------                      ----------
                 $493,170.73                            $ .65
We still have not received any reports from the following teams:
                        St. Louis, Memphis, and Charlotte.


                           BRIAN P. HAKAN ASSOCIATES, INC.
                   10800 FARLEY, SUITE 310, OVERLAND PARK, KS 66210
                            913-327-7900 Fax: 913-327-7979

                                     POLICING THE
                                     MARKETPLACE

We are aware of three manufacturers that produced Arena Football League merchandise without a license last season. We have taken action to collect the royalties for products produced and in at least one case the manufacturer has signed a license for next year as well.

You can help by making sure that your team is buying products exclusively from licensed vendors and by calling us if you find AFL unlicensed products in your local marketplace.




                                     PROBLEMS...


WILSON JERSEY PROGRAM: Wilson pulled the retail aspect of this program on April 15 so there were no replica jerseys available to retail stores.

Teams not paying their bills to manufacturers.

There were 3 teams that bought form unlicensed vendors in 1996.


                          BRIAN P. HAKAN & ASSOCIATES, INC.
                   10800 FARLEY, SUITE 310, OVERLAND PARK, KS 66210
                           913-327-7900  Fax: 913-327-7979

                           Brian P. Hakan & Associates Inc.

                                ARENA FOOTBALL LEAGUE
                                 RETAIL LICENSEE LIST
                                   October 30, 1996

The following are licensed vendors for the Arena Football League. If you have any questions about the authenticity of any merchandise or comments about any vendors, please contact Brian P. Hakan & Associates, Inc. at 913-327-7900.

COMPANY                                 PRODUCT
-------------------------------------------------------------------------------

ANTIGUA SPORTSWEAR                      Apparel
9319 N. 94th Way
Scottsdale, AZ 85258
Mr. Kevin O'Neill
800-562-9777
602-860-0822 Fax

ARIZONA SHIRT CO.                       APPAREL AND HEADWEAR
410 S. Perry Lane, Suite 1
Tempe, AZ 85281
Mr. Larry Stark
602-921-2288
602-921-7702 Fax

BEI SPORTSWEAR INC.                     APPAREL AND HEADWEAR
602 West 1st Street
Tempe, AZ 85281
Mr. William Kaverman
602-921-3966
602-921-8030 Fax

BETRAS PLASTICS                         SPORTS CONTAINERS, THERMAL MUGS,
Interstate 85 & US 221                  INSULATED GEL MUGS AND FOAM COOLERS
Spartenburg, SC 29304
Ms. Diane Kinion
854-599-0855
854-599-7090 Fax

BIMM RIDDER SPORTSWEAR                  APPAREL & HEADWEAR
1600 3rd Street SE
Ceder Rapids, IA 52401
Mr. Gary Ficken
319-364-3479
800-388-3479
319-364-7877 Fax

BOA SPORTSWEAR                          APPAREL
2800 Venture Blvd.
Norman, OK 73069
Mr. Mike Doran
405-329-5553
405-329-6271 Fax

CARRINGTON CREATIONS                    NOVELTIES- ACRYLIC TEAM NAME PLATES
8474 Shady Glen Drive
Orlando, FL 32819
Mr. George Morhack
407-629-6767
407-629-5177


                           Trademark Licensing & Marketing Specialists
                                          [Illegible]

COMPETITIVE EDGE                        NOVELTIES including Buttons, magnets,
3500 109th  Street                      golfballs, sun visors, bumper stickers,
Des Moines, IA 50322                    shot glasses, fobs, fans, telescope,
Mr. Michael Neary                       seat cushions, coin banks, coffee mugs,
800-458-3343                            thermal mugs, rubber face masks, and
515-280-3343                            miniature metal replicas.
515-288-3343 Fax

DSI Marketing, Inc.                     Temporary Tattoos
4321 Lauriston Street, Suite 301
Philadelphia, PA 19128-4939
Mr. Ira Dichter
800-759-9977
800-784-8695 Fax

FOTOBALL USA, INC.                      NOVELITIES including synthetic mini
3738 Ruffin Road                        footballs, logo wristbands and golf
San Diego, CA 92123                     balls
Mr. Jon Schnieder
619-467-9900
800-323-3686
619-467-9947 Fax

LOGO 7                                  APPAREL AND HEADWEAR,
8677 Logo 7 Court
Indianapolis, IN 46219
Ms. Cindy Hill
317-895-7060
317-895-7256  Fax

MARKET IDENTITY                         NOVELTIES- youthful logo'd
2290 Agate Court                        souvenirs including teddy bears
Simi Valley, CA 93065                   dressed in sport specific clothing
Ms. Nancy Bleier                        and accessories. Custom Mascot
800-927-8070 ext. 230                   dolls designed and manufactured.
805-579-6066 Fax

MARKETING PROFESSIONALS INC.            NOVELTIES including buttons,
3909 E. Raines Road                     umbrellas, watches, plaques,
Memphis,TN 38118                        playing cards, decals, magnets, license
Ms. Angie Jones                         plates and frames, bumper stickers,
901-794-3636                            stuffed animals, executive portfolios,
901-794-3658 Fax                        sunglasses, utility knives, glassware,
                                        writing instruments and golf products.

NOVEL SPORTS STUFF, INC.                Flags
4315 Weston Lane
Plymouth, MN 55446
Mr. Mark Austin
612-553-1480
612-509-1830 Fax

NUTMEG MILLS                            APPAREL AND HEADWEAR
4408 W. Linebaugh Avenue
Tampa, FL 33624
Ms. Angela Ivie
813-969-6263
813-969-6252 Fax

                                  REGIONAL LICENSEES

Albany Firebirds
----------------

BROADWAY MARKETING                      APPAREL AND HEADWEAR
80 Fuller Road
PO Box 13896
Albany, NY 12212-3896
Mr. Geoffrey Patack
518-489-3226
518-489-7397  Fax

Anaheim Piranhas
----------------

PROMOTOYS, INC.                         APPAREL AND NOVELTIES
4004 Riverside Drive
Burbank, CA 91505
Mr. Pat Pattison
818-842-7700
818-842-2749  Fax

Florida  Bobcats
----------------

EDELMAN ENTERPRISES                     HEADWEAR
1336 N.W. 129th Way
Sunrise, FL 33323
954-845-0005
954-845-0005 Fax

Iowa Barnstormers
------------------

COMPETITIVE EDGE                        APPAREL AND HEADWEAR
3500 109th Street
Des Moines, IA 50322
Mr. Mchael Neary
800-258-3343
515-280-3343
515-288-3343  Fax

Memphis Pharaohs
----------------

CHAMPION AWARDS, INC.                   APPAREL & NOVELTIES
3649 Winplace Road
Memphis, TN 38118
Mr. Mike Bowen
901-365-4830
901-365-2796  Fax

Minnesota Fighting Pike
-----------------------

PIKE INTERNATIONAL                      APPEAREL, HEADWEAR &
2500 39th Avenue NE, Suite 220          NOVELTIES
Minneapolis, MN 55421
Mr. Ty Herman
612-706-0140
612-786-0139  Fax

Orlando Predators
------------------

CARPE DIEM SALES & MARKETING            APPAREL
101 Wymore Road, Suite 151
Altamonte Springs, FL 32714
Mr. Phil Fry
407-682-1400
407-682-4707 Fax

San Jose Sabercats
------------------

KEEN MERCHANDISE & PROMOTIONS           APPAREL, HEADWEAR AND
40 N. 1st Street                        NOVELTIES
San Jose, CA 95113
Ms. Mary Keen Meulman
408-280-5336
408-977-7900 Fax

Tampa Bay Storm
---------------

PERSONAL EYES                           SUNGLASSES
9417 Princess Palm Ave, #725
Tampa, FL 33619
Mr. Tony Colelli
813-623-5027
813-620-1107 Fax

Texas Terror
------------

CARROUSEL PRODUCTIONS                   APPAREL AND HEADWEAR
11000 Wilcrest, Suite 100
Houston, TX 77099
Mr. Ben Shenker
713-568-9300
713-568-9498 Fax

POSITIVE RESOURCES, INC.                NOVELTIES
13O2 -B N. Meyer Avenue
Seabrook,TX 77586
Mr. Jesse Jones
713-474-3490
713-474-3489 Fax